Exhibit 10.9

北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

湖南省高等教育自学考试点考系统合作协议

Cooperation Agreement for Suspended Self-taught Examinations System of Higher Education in Hunan Province

甲方：北京华夏大地远程教育网络服务有限公司

Party A: Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

地址：北京经济技术开发区地盛北街北工大软件园21-1楼

Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area

邮编：100176

Zip code: 100176

手机：18610716856

Mobile: 18610716856

电话：010-57925046

Tel: 010-57925046

传真：010-57925025

Fax: 010-57925025

联系人：侯存涛

Contact: Hou Cuntao

乙方：湖南农业大学继续教育学院

Party B: College of Continuing Education, Hunan Agricultural University

地址：湖南省长沙市芙蓉区农大路1号

Address: No. 1 Nongda Road, Furong District, Changsha City, Hunan Province

邮编：410128

Zip code: 410128

手机：13975863116

Mobile: 13975863116

电话：0731-84618093

Tel: 0731-84618093

传真：0731-84618093

Fax: 0731-84618093

联系人：刘志

Contact: Liu Zhi

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

1

北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

甲方：北京华夏大地远程教育网络服务有限公司是专注于远程学习内容提供和学习支持服务的大型企业，是中国远程教育领域第一家被北京市科委认定的外商投资“高新技术企业”和“双软企业”。所推出的主导服务产品是基于互联网的网上教学、辅导及培训服务。其内容包括：网上学习跟踪平台、自学考试辅导课程、自学考试标准考试题库、各类取证考试辅导课程、职业、技能培训课程和其他非学历课程。

Party A: Beijing Huaxia Dadi Distance Learning Services Co., Ltd. is a large enterprise focusing on the distance provision of learning contents and learning support services, and the first foreign-invested “high-tech enterprise” and “software enterprise providing software products” recognized by the Beijing Municipal Science & Technology Commission in the Chinese distance education field . The leading service products launched by it are online teaching, coaching and training services based on the Internet. The contents of such services include: online learning tracking platforms, couching courses and standard test paper bank for self-taught examinations, couching courses for certification examinations, vocational and skills training courses and other non-award courses.

乙方：湖南农业大学继续教育学院开办学校成人高等教育、高等教育自觉考试。办学层次为高中起点专科、高中起点本科、专科起点本科。开办成人高等教育招生专业83个（本科专业50个，专科专业33个），高等教育自考专业63个（本科专业33个，专科专业30个）。

Party B: College of Continuing Education, Hunan Agricultural University runs adult higher education and holds self-taught examinations for higher education. The schooling levels are the high school starting college diploma, high school undergraduate diploma and college starting undergraduate diploma. The college provides 83 majors for adult higher education (including 50 undergraduate majors and 33 college majors) and 63 majors for self-taught examinations for higher education (including 33 undergraduate majors and 30 college majors).

继续教育的办学定位为：立足省内，面向全国，以“涉农专业”为特色，以“应用和实用”为基础，以“基本技能和素质教育”为重点，以培养“高素质的应用性人才”为目标，培养适用社会需求，服务“三农”，德、智、体、美、劳全面发展的应用性科学技术和经营管理人才。

The continuing education is positioned to: cultivate applied science and technology and business management talent who adapts to social demands, serves “agriculture, farmers and rural areas”, and develops all round in terms of moral, intelligence, corporeity, beauty and labor, by keeping a foothold in the province and facing the country, on the basis of “application and practice”, focusing on “basic skills and quality education”, and aiming at cultivating “applied talent of high quality”.

甲方是全国考办推荐的高等教育自觉考试综合改革技术及教学资源、运营服务提供方，乙方是全国高等教育自学考试的学习服务中心，湖南省高等教育自学考试点考项目的试点单位。

Party A is the provider of comprehensive reform technology and teaching resources and operation services for the self-taught examinations for higher education recommended by the Office of the China Council for Self-taught Higher Education Examinations. Party B is a learning service center for self-taught examinations for national higher education and a pilot entity of the suspended self-taught examinations program for higher education in Hunan Province.

甲乙双方在平等互利、友好合作的基础上开展诚信合作，并就共同开展高等教育自觉考试点考项目的合作事宜达成本合作协议（下称“本协议”）：

On the basis of equality, mutual benefits and friendly cooperation, Party A and Party B cooperate with each other in good faith and enter into the cooperation agreement (hereinafter referred to as the “Agreement”) in relation to the cooperation on the suspended self-taught examinations program for higher education:

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

2

北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

第一条：合作内容描述

Article 1: Description of Cooperation

1、在省教育考试院的指导下，甲方负责点考项目所涉及的网络考试平台开发、题库资源开发、技术运营、安全保障等相关服务。乙方负责考生的在线报名工作，在线安排考场，组织上机考试实施等相关工作。

1. Under the guidance of the Hunan Provincial Education Examination Board, Party A is responsible for the development of the online examination platform, the development of test paper bank resources, technical operation, security and other related services involved in the suspended examinations program. Party B is responsible for the online applications for candidates, online arrangements for examination rooms, organization of the implementation of computer examinations and other related work.

第二条：甲方的权利和义务

Article 2: Rights and Obligations of Party A

1、甲方保证提供给乙方的点考平台拥有完全版权或其他合法授权，保证其内容的真实性并符合中华人民共和国相关法律、法规；

1. Party A guarantees that the suspended examinations platform provided for Party B has full copyright or other lawful authority and guarantees the authenticity of the contents and the compliance with the relevant laws and regulations of the People’s Republic of China;

2、甲方负责根据点考的考试方案提供在线考试平台系统，题库系统，保证提供的系统技术成熟、性能稳定、操作简便；

2. Party A is responsible for providing the online examination platform system and the test paper bank system according to the examination program for suspended examinations, to ensure the system provided features mature technology, stable performance and simple operation;

3、甲方负责承担该项目的所有的服务器机房建设与维护，保证项目的正常访问；

3. Party A is responsible for the development and maintenance of all the server rooms of the program, to ensure the normal access to the program;

4、甲方负责点考系统与考试院信息系统进行接口对接任务和更新维护；

4. Party A is responsible for the interface connection between the suspended examinations system and the information system of the Hunan Provincial Education Examination Board and the update and maintenance of the system;

5、甲方负责提供点考系统的使用手册，并提供必要的人员培训；

5. Party A is responsible for providing the manual of the suspended examinations system and necessary personnel training;

6、甲方负责向乙方提供正常的点考平台使用技术支持和网络考试相关技术咨询服务，除不可抗力因素外，甲方保证在问题出现后48小时内解决网络考试中的各种技术问题。具体保障措施为：甲方为乙方指派专门技术人员负责；甲方向乙方和使用者提供技术保障联系方式，甲方的服务热线电话：400-610-0480和客户信箱：service@edu-edu.com.cn；

6. Party A shall provide Party B with normal technical support for the use of the suspended examinations platform and technology consulting services related to online examinations. Except for force majeure factors, Party A guarantees to solve all the technical problems in online examination process within 48 hours upon the occurrence of such problems. The specific safeguard measures: Party A shall assign special technical personnel to the job; Party A shall provide Party B and users with the contact information on technical safeguard. Party A’s service hotline is: 400-610-0480 and customer service email address is: service@edu-edu.com.cn;

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

3

北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

7、甲方负责成立技术运营和安全保证小组，在服务器机房负责系统涉及的软件和硬件的运维和安全保障服务。

7. Party A is responsible for the establishment of a technical operation and security assurance team, which shall be responsible for the operation and maintenance as well as security assurance services for the software and hardware related to the system in the server room.

8、甲方不得泄露在履行本协议过程中了解到的乙方的商业秘密，甲方有义务对本协议的内容保密；

8. Party A shall not disclose the trade secrets of Party B coming to its knowledge in the course of fulfilling the Agreement, and Party A has the obligation to keep the contents hereof confidential;

9、甲方应派专员负责本协议内容事项的接洽工作。

9. Party A shall assign special personnel to the coordination of the matters hereunder.

第三条：乙方的权利和义务

Article 3: Rights and Obligations of Party B

1、乙方有权使参加本学习服务中心的考生采用付费学习的方式享有点考系统赋予的政策权利；

1. Party B has the right to confer the students who adopt paid learning to participate in the learning service center the right to the policies under the suspended examinations system;

2、乙方须明确告知考生参与自学考试点考项目时，要严格遵循湖南省考试院的相关监督管理要求并说明违规的后果，并制定一系列的监控管理制度及操作规范，使试点改革项目有效进行；

2. Party B shall clearly inform the candidates that they shall strictly observe the relevant regulatory requirements of the Hunan Provincial Education Examination Board when participating in the suspended self-taught examinations program and explain the consequences of violations, and shall formulate a series of monitoring and management systems and operation norms, to effectively carry out the pilot reform program;

3、乙方负责根据甲方提供的网络考试环境建设要求，在学习服务中心内建设规范达标准的网络考试机房环境，确保考生能正常考试；

3. Party B shall construct a standard internet-based examination computer room environment in the learning service center in accordance with the construction requirements for the online examination environment provided by Party A, to ensure that candidates can take examinations normally;

4、乙方负责根据考试院的要求组织考生报考、编排机房考场、组织考试等相关工作；

4. Party B is responsible for organizing candidates to apply for examinations, arranging examination rooms, organizing examinations and other related work according to the requirements of the Hunan Provincial Education Examination Board;

5、乙方须保证有关点考招生广告宣传的真实性，考生范围必须是湖南省考试院制定的考试范围；

5. Party B shall ensure the authenticity of the enrollment advertisements and publicity related to suspended examinations and the candidates shall fall within the examination scope formulated by the Hunan Provincial Education Examination Board;

6、乙方考生通过交纳报考费的形式享受付费网络点考的复习、考试服务，乙方应根据双方约定和学员报名课次数向甲方支付费用；

6. Party B’s students enjoy paid online review and examination services for suspended examinations by paying examination fees; Party B shall pay Party A fees as agreed upon by both parties and based on the number of applications for courses by students;

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

4

北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

7、乙方不得泄露在履行本协议中了解到的甲方的商业秘密。乙方有义务对本协议的内容保密。

7. Party B shall not disclose the trade secrets of Party A coming to its knowledge in the course of fulfilling the Agreement. Party B has the obligation to keep the contents hereof confidential.

8、乙方应派专员负责本协议内容事项的接洽工作。

8. Party B shall assign special personnel to the coordination of the matters hereunder.

第四条：费用支付和招生收入分配

Article 4: Payment of Fees and Distribution of Enrollment Income

1、甲方按照90元/课次的收费标准向乙方收费。具体费用包括（命题费20元/课次，系统运维费用50元/课次，服务器机房安全保证及保密费用20元/课次）

1. Party A will charge fees from Party B according to the charging standard of RMB 90 per class. The specific fees include the proposition fee of RMB 20 per class, system operation and maintenance fee of RMB 50 per class, and server room security assurance and confidentiality fee of RMB 20 per class.

2、乙方应于每考期结束后的五个工作日内将上述款项汇入甲方账户；

2. Party B shall transfer the above amount to Party A’s account within five working days upon the end of each examination period;

3、甲方应于收到乙方支付的相关款项后的五个工作日内向乙方开具正式发票；

3. Party A shall issue official invoices to Party B within five working days upon receipt of the relevant amount paid by Party B;

银行汇款：甲方全称：北京华夏大地远程教育网络服务有限公司

Bank remittance: full name of Party A: Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

银行名称：兴业银行股份有限公司北京国贸支行

Bank’s name: Industrial Bank Co., Ltd. Beijing World Trade Center Sub-branch

帐号：321130100100164188

Account No.: 321130100100164188

第五条：具体保密义务：

Article 5: Obligation of Confidentiality:

甲方：

Party A:

1.保密内容（包括技术信息和经营信息）：①涉及本合同运维相关的技术文件、资料、报考信息、考试数据和商业秘密，乙方管理制度及交付给甲方的不能公开的文档资料等。

1. Confidential contents (including technical information and business information): ① the relevant technical documents, materials, information on examination applications, examination data and trade secrets related to the operation and maintenance hereof and Party B’s management systems and documentary materials that are provided for Party A and cannot be made public.

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

2.涉密人员范围：①直接或间接涉及本合同技术的有关人员；②甲方的研究开发人员；③涉及与该技术成果的相关人员。

2. Scope of secret-related persons: ① persons directly or indirectly related to technologies hereunder; ② Party A’s research and development personnel; and ③ persons relating to the technical achievements.

3.保密期限：10年

3. Confidentiality period: 10 years

4.泄密责任：按技术运维保密法规定承担责任；应承担因甲方原因泄漏保密内容而造成乙方经营所引发的一切不良后果。

4. Liability for the leakage of secrets: Party A shall bear liability as per the technical operation and maintenance confidentiality law; and bear all adverse consequences of Party B’s operation arising from the leakage of any confidential content for Party A’s reason.

乙方：

Party B:

1.保密内容（包括技术信息和经营信息）：①涉及本合同运维成果软件的设计流程，使用手册，相关的经营信息、数据和商业秘密；②甲方经营流程等。

1. Confidential contents (including technical information and business information): ① the design process of software relating to the operation and maintenance achievements hereunder, the manual, and the relevant operation information, data and trade secrets; ② operation process of Party A.

2.涉密人员范围：直接或间接涉及本合同技术的有关人员。

2. Scope of secret-related persons: persons directly or indirectly related to technologies hereunder.

3.保密期限：10年

3. Confidentiality period: 10 years

4.泄密责任：按技术运维保密法规定承担责任。

4. Liability for the leakage of secrets: Party B shall bear liability as per the technical operation and maintenance confidentiality law.

第六条：违约责任

Article 6: Liability for Breach of Contract

1、如果因甲方所提供考试内容的版权与第三方发生纠纷，由甲方负全责，乙方不承担任何责任；如果非因甲方过错乙方与第三方发生纠纷，甲方不承担任何责任；

1. Party A shall be solely liable for any dispute with any third party over the copyright for the examination contents provided by Party A, while Party B does not undertake any liability; Party A does not undertake any liability for any dispute between Party B and any third party for reasons not attributable to Party A;

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

2、若一方（非违约方）声明另一方（违约方）违反本协议并提出此种违反的证明，则非违约方可要求违约方在30天内就违约侵害进行补偿协商；

2. If a party (non-defaulting party) declares that the other party (defaulting party) violates the Agreement and produces proof of such breach, the non-defaulting party may require the defaulting party to negotiate about compensation for breach of contract and infringement within 30 days;

3、当违约方违反其在本协议项下的义务时，非违约方有权免于履行其在本协议项下的义务；

3. When the defaulting party breaches its obligations hereunder, the non-defaulting party has the right to be exempted from performing its obligations hereunder;

4、若因违约方违反本协议而使非违约方或第三方发生任何费用、开支、额外责任或遭受损失，违约方应就该费用、开支、责任或损失、包括已付、应付或将付的利息等，向非违约方给予赔偿；

4. The defaulting party shall compensate the non-defaulting party for any expenses, expenditures, additional liability or losses incurred or suffered by the non-defaulting party or a third party as a result of the defaulting party’s breach of the Agreement, including the interest paid, payable or to be paid;

5、双方认可所有应由违约方承担之责任，除本条細款约定外，均应以协商的原则处置。

5. Both parties recognize all the liability that shall be assumed by the defaulting party shall be disposed of on the principle of negotiation, except as agreed in the present paragraph.

第七条：协议的生效、变更与解除

Article 7: Effectiveness, Alteration and Dissolution of the Agreement

1、本协议在双方代表签署盖章之日起生效，五年内有效；

1. The Agreement shall take effect as of the date when both parties’ representatives affix signatures and seals and shall remain valid for five years;

2、本协议未尽事宜，双方可另行协商解决并签订补充协议；

2. The matters not covered herein may be separately settled by both parties upon negotiation, with any supplementary agreements signed;

3、补充协议和附件视作本协议组成部分，具有同等法律效力；

3. Supplementary agreements and appendices, if any, shall be deemed as part of the Agreement and shall have the same legal force;

4、如甲、乙双方协商一致，可以解除本协议，双方互不承担损害赔偿责任。

4. Both parties may dissolve the Agreement upon negotiation and shall not bear the liability for damages to each other.

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

7

北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

第八条：不可抗力

Article 8: Force Majeure

由于包括但不限于下列情形如：地震、台风、洪水、火灾、战争、罢工、政府禁令、通信线路中断、黑客攻击、计算机病毒发作、电信部门技术调整、国家或省级考试中心及自考办相关政策调整等不可预见并对其发生和后果不能防止或避免的不可抗力事件，影响本协议一方履行本协议相关义务，该遭遇不可抗力事件的本协议一方，应于不可抗力事件发生之日起十五日内，以书面形式通知本协议另一方。该遭遇不可抗力事件的本协议一方将无须就上述不可抗力事件导致的其不履行本协议向本协议另一方负相关赔偿责任。但当事人迟延履行或不当履行后发生不可抗力的，不能免除责任。

If a party’s performance of the relevant obligations hereunder is affected by the following circumstances, including but not limited to: earthquakes, typhoon, floods, fire, war, strikes, government bans, interruption of communication lines, hacker attacks, computer virus outbreaks, technical adjustments made by telecommunication departments, relevant policy adjustments of the national or provincial examination centers and self-taught examination offices and other unforeseen force majeure events whose occurrence and consequences cannot be prevented or avoided, the affected party hereto shall, within fifteen days upon occurrence of a force majeure event, notify the other party hereto in writing. The affected party hereto need not bear the relevant liability for compensation to the other party hereto in respect of its non-performance hereof caused by the above force majeure event. The liability cannot be exempted, however, if the force majeure occurs after the delayed or inappropriate performance by the party.

第九条：争议解决

Article 9: Dispute Resolution

凡因协议所发生的一切争议，甲、乙双方应通过友好协商的方式加以解决；协商不成时，甲、乙双方之任何一方均有权将该争议向有管辖权的法院提起诉讼。

All disputes arising from the Agreement shall be settled by both parties through friendly negotiation; if the negotiation fails, either party has the right to bring such disputes before a court of competent jurisdiction for litigation.

第十条：附则

Article 10: Supplementary Provisions

1、未经对方书面同意，任何一方不得将其在本协议项下的权利或义务以任何方式转让与第三方；

1. Without the written consent of the other party, neither party shall transfer in any form its rights or obligations under the Agreement to any third party;

2、甲乙双方基于本协议产生的法律关系是一种合作关系，除本协议另有规定外，乙方不是甲方的代理人乙方作为独立的民事主体对外开展经营活动，执行本协议应当遵守法律的要求对外独立承担民事责任；

2. The legal relationship between the parties arising out of the Agreement is a cooperative relationship. Unless otherwise specified herein, Party B is not an agent of Party A but carries out business activities with external parties as an independent civil subject; it shall abide by the requirements of the law and bear independent civil liability to external parties;

3、本协议由中华人民共和国有关法律、法规管辖和解释；

3. The Agreement shall be governed by and construed in accordance with the relevant laws and regulations of the People’s Republic of China;

4、本协议一式贰份，甲、乙双方各执壹份，具有同等法律效力。

4. The Agreement is made in duplicate of the same legal effect, with each party holding one.

5、本协议内的“考期”定义和期限为：自学考试毎年1月、7月的考试期。

5. In the Agreement, the examination periods are defined in: each January and July for self-taught examinations.

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

甲方：北京华夏大地远程教育网络服务有限公司 Party A: Beijing Huaxia Dadi Distance Learning Services Co., Ltd. (Company Seal)	乙方：湖南农业大学继续教育学院 Party B: College of Continuing Education, Jiangxi Normal University (Company Seal)

授权代表（签字）： Authorized representative (signature):	授权代表（签字）： Authorized representative (signature):

签署日期： 2014.8.21 Signed on: August 21, 2014	签署日期：2014.9.1 Signed on: September 1, 2014

地址：北京经济技术开发区地盛北街北工大软件园21-1楼 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area	邮编：100176 Zip code: 100176

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